SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 22, 2003
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22891	91-1654387
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

          On December 22, 3003 Corixa Corporation and Genesis Research and Development Corporation Ltd. announced that they have discontinued the development of PVAC™ treatment, a product candidate for the treatment of psoriasis. A copy of the press release relating to the announcement is attached to this report as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits

(c) Exhibits

99.1	Corixa Corporation press release dated December 22, 2003

          SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: December 22, 2003	By:	/s/ MICHELLE BURRIS

Michelle Burris
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Corixa Corporation press release dated December 22, 2003